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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):    May 25, 1999




                          CADENCE DESIGN SYSTEMS, INC.
              (Exact Name of Registrant as Specified in  Charter)




           Delaware                 1-10606                  77-0148231
  (State or Other Jurisdiction    (Commission File        (I.R.S. Employer
      of Incorporation )              Number)           Identification Number)


                          2655 Seely Road, Building 5
                          San Jose, California 95134
                      (Address of Principal Executive Offices)(Zip Code)


Registrant's telephone number, including area code:    (408) 943-1234



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Item 2.    Acquisition or Disposition of Assets.
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     On May 25, 1999, Cadence Design Systems, Inc., a Delaware corporation (the
"Registrant"), acquired all of the outstanding capital stock of Quickturn Design Systems, Inc., a Delaware corporation ("Quickturn"), for an aggregate purchase price of $271 million (the "Acquisition"). Quickturn stockholders will receive the Registrant's common stock at an exchange ratio of 1.2712 of the Registrant's shares for each share of Quickturn common stock. The Acquisition was effected by means of a merger pursuant to which a wholly-owned subsidiary of the Registrant merged with and into Quickturn, with Quickturn as the surviving company. As a result of such merger, Quickturn became a wholly-owned subsidiary of the Registrant. The consideration paid by the Registrant for Quickturn's outstanding capital stock was negotiated at arm's length between the parties on the basis of the Registrant's assessment of the value of Quickturn and its capital stock, following an investigation of, and discussions with Quickturn and its representatives concerning Quickturn and its business and prospects.
Certain of Quickturn's officers, including Keith R. Lobo, President and Chief Executive Officer of Quickturn, have entered into employment and related agreements with the Registrant. To the Registrant's knowledge, there is no other material relationship between any of the former stockholders of Quickturn and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)  Financial Statements of Business Acquired

     None of the required financial statements are currently available. Pursuant to paragraph (a)(4) of Item 7, the required financial statements will be filed as soon as practicable, but not later than July 26, 1999, unless waived.

(b)  Pro Forma Financial Information

     None of the required pro forma financial information is currently available. Pursuant to paragraph (b)(2) of Item 7, the required pro forma financial information will be filed as soon as practicable, but not later than July 26, 1999, unless waived.

(c)  Exhibits

     Exhibit No.        Description
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     Exhibit 99.1       Press Release of the Registrant issued on May 25, 1999.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of May 25, 1999.

                                   CADENCE DESIGN SYSTEMS, INC.

                                   By:  /s/  R.L. Smith McKeithen
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                                       R.L. Smith McKeithen
                                       Senior Vice President and General Counsel
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                                 EXHIBIT INDEX
                                                                    Sequentially
                                                                      Numbered
Exhibit No.  Document                                                   Page
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Exhibit 99.1 Press Release of the Registrant issued on May 25, 1999.